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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): MARCH 23, 1998



                              PLAINS RESOURCES INC.
               (Exact name of registrant as specified in charter)



         DELAWARE                     0-9808                    13-2898764
 (State of Incorporation)      (Commission File No.)        (I.R.S. Employer
                                                           Identification No.)



             500 DALLAS STREET
              HOUSTON, TEXAS                                    77002
 (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (713) 654-1414





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ITEM 5.   OTHER EVENTS.

         On March 23, 1998, the Registrant announced it had entered into a definitive agreement to acquire all of the outstanding capital stock of All American Pipeline Company, Celeron Gathering Corporation and Celeron Trading & Transportation Company (collectively the "Celeron Companies") from The
Goodyear Tire & Rubber Company. The Registrant's announcement is attached as an exhibit to this report.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

           99.1 - Press release of the Registrant dated March 23, 1998, announcing the acquisition of all of the outstanding shares of the Celeron Companies.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 1998


PLAINS RESOURCES INC.



By: /s/ Michael R. Patterson
    --------------------------------------
Name: Michael R. Patterson
Title:  Vice President and General Counsel


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                                INDEX TO EXHIBITS



         Number              Exhibit
         ------              -------
          99.1 Press release of the Registrant dated March 23, 1998, announcing the acquisition of all of the outstanding shares of the Celeron Companies.